SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) – January 4, 2006
TRUE RELIGION APPAREL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51483	98-0352633

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, California		90023

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (323) 266-3072
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 1.01. Entry into a Material Definitive Agreement.
(a) Effective January 4, 2006, True Religion Apparel, Inc. (the “Company”), entered into an Employment Agreement (the “CEO Agreement”) with Jeffrey Lubell, pursuant to which Mr. Lubell will serve as the Company’s Chief Executive Officer. A form of the CEO Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     The initial term of the CEO Agreement is three years, subject to annual renewals thereafter, and the CEO Agreement provides that Mr. Lubell’s base salary will be $500,000 per year, subject to increase in the sole discretion of the Company’s compensation committee.
     Pursuant to the CEO Agreement, Mr. Lubell will be eligible to earn an annual performance bonus in 2006 based on the Company’s earnings before interest and taxes and is calculated as net income plus interest expense plus tax expense (“EBIT”). If EBIT is between $36.8 million and $46 million, Mr. Lubell will receive an amount interpolated between 2% and 4% of EBIT. If EBIT is more than $46 million, Mr. Lubell will receive an amount equal to 4% of EBIT. If EBIT is less than $36.8 million, no bonus will be paid. The maximum amount of bonus payable will be $5 million. The amount of bonus and target performance goals in future years shall be determined by the Company’s compensation committee.
     Pursuant to the terms of the CEO Agreement, Mr. Lubell has been granted a restricted stock grant of 130,000 shares of the Company’s common stock. The shares vest one-fourth upon the date of grant, one-half on the first anniversary of the grant and one-fourth on the second anniversary of the grant. The CEO Agreement provides that if the Company terminates Mr. Lubell’s employment without Cause or if Mr. Lubell terminates his employment for Good Reason (each as defined in the CEO Agreement) Mr. Lubell will receive (i) a severance amount of one and one-half times Mr. Lubell’s base salary in effect on the date of termination and the average annual bonus received by Mr. Lubell for the two complete fiscal years prior to the termination date and (ii) any options or other equity grants received by Mr. Lubell will vest an additional twelve months. In addition, if the Company terminates Mr. Lubell’s employment without Cause or if Mr. Lubell terminates his employment for Good Reason during the one year period following a Change in Control (as defined in the CEO Agreement), he would be entitled to receive severance equal to three times the aggregate of his base salary in effect on the date of termination and the average annual bonus received by Mr. Lubell for the two complete fiscal years prior to the termination date, and all stock options, restricted stock and other equity awards would vest in full. The CEO Agreement also provides that Mr. Lubell will be entitled to receive an additional payment equal to the cumulative amount of any Excise Tax should any Payment be subject to an Excise Tax (each as defined in the CEO Agreement).
     Mr. Lubell’s prior Employment Agreement dated June 20, 2003 and amended as of January 1, 2005 was terminated by the CEO Agreement.
(b) Effective January 4, 2006, the Company, entered into an Employment Agreement (the “CFO Agreement”) with Charles A. Lesser, pursuant to which Mr. Lesser will serve as the

Company’s Chief Financial Officer. A form of the CFO Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     The initial term of the CFO Agreement is three years, subject to annual renewals thereafter, and the CFO Agreement provides that Mr. Lesser’s base salary will be $250,000 per year, subject to increase in the discretion of the Company’s compensation committee or the full Board of Directors of the Company.
     Pursuant to the CFO Agreement, Mr. Lesser will be eligible to earn an annual performance bonus in 2006 based on EBIT. If EBIT is between $36.8 million and $69 million, Mr. Lesser will receive an amount interpolated between 22.5% and 135% of his base salary. If EBIT is more than $69 million, Mr. Lesser will receive a maximum bonus of $337,500. If EBIT is less than $36.8 million, no bonus will be paid. The amount of bonus and target performance goals in future years will be determined by the Company’s compensation committee.
     Pursuant to the terms of the CFO Agreement, Mr. Lesser has been granted a restricted stock grant of 60,000 shares of the Company’s common stock. The shares vest one-fourth upon the date of grant, one-half on the first anniversary of the grant and one-fourth on the second anniversary of the grant. The CFO Agreement provides that if the Company terminates Mr. Lesser’s employment without Cause or if Mr. Lesser terminates his employment for Good Reason (each as defined in the CFO Agreement) Mr. Lesser will receive (i) a severance amount of one and one-half times Mr. Lesser’s base salary in effect on the date of termination and the average annual bonus received by Mr. Lesser for the two complete fiscal years prior to the termination date and (ii) any options or other equity grants received by Mr. Lesser will vest an additional twelve months. In addition, if the Company terminates Mr. Lesser’s employment without Cause or if Mr. Lesser terminates his employment for Good Reason during the one year period following a Change in Control (as defined in the CFO Agreement), he would be entitled to receive severance equal to three times the aggregate of his base salary in effect on the date of termination and the average annual bonus received by Mr. Lesser for the two complete fiscal years prior to the termination date, and all stock options, restricted stock and other equity awards would vest in full. The CFO Agreement also provides that Mr. Lesser will be entitled to receive an additional payment equal to the cumulative amount of any Excise Tax should any Payment be subject to an Excise Tax (each as defined in the CFO Agreement).
(c) Effective January 4, 2006, the Company, entered into an Employment Agreement (the “VP Agreement”) with Kymberly Lubell, pursuant to which Ms. Lubell will serve as the Company’s Vice President, Women’s Design. A form of the VP Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.
     The initial term of the VP Agreement is three years, subject to annual renewals thereafter, and the VP Agreement provides that Ms. Lubell’s base salary will be $300,000 per year, subject to increase in the discretion of the Company’s compensation committee or the full Board of Directors of the Company.

     Pursuant to the VP Agreement, Ms. Lubell will be eligible to earn an annual performance bonus in 2006 based on EBIT. If EBIT is between $36.8 million and $69 million, Ms. Lubell will receive an amount interpolated between 27.5% and 165% of his base salary. If EBIT is more than $69 million, Ms. Lubell will receive a maximum bonus of $495,000. If EBIT is less than $36.8 million, no bonus will be paid. The amount of bonus and target performance goals in future years will be determined by the Company’s compensation committee.
     Pursuant to the terms of the VP Agreement, Ms. Lubell has been granted a restricted stock grant of 65,000 shares of the Company’s common stock. The shares vest one-fourth upon the date of grant, one-half on the first anniversary of the grant and one-fourth on the second anniversary of the grant. The VP Agreement provides that if the Company terminates Ms. Lubell’s employment without Cause or if Ms. Lubell terminates his employment for Good Reason (each as defined in the VP Agreement) Ms. Lubell will receive (i) a severance amount of one and one-half times Ms. Lubell’s base salary in effect on the date of termination and the average annual bonus received by Ms. Lubell for the two complete fiscal years prior to the termination date and (ii) any options or other equity grants received by Ms. Lubell will vest an additional twelve months. In addition, if the Company terminates Ms. Lubell’s employment without Cause or if Ms. Lubell terminates his employment for Good Reason during the one year period following a Change in Control (as defined in the VP Agreement), he would be entitled to receive severance equal to three times the aggregate of his base salary in effect on the date of termination and the average annual bonus received by Ms. Lubell for the two complete fiscal years prior to the termination date, and all stock options, restricted stock and other equity awards would vest in full. The VP Agreement also provides that Ms. Lubell will be entitled to receive an additional payment equal to the cumulative amount of any Excise Tax should any Payment be subject to an Excise Tax (each as defined in the VP Agreement).
Item 9.01 Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 10.1

Employment Agreement by and between the Company and Jeffrey Lubell dated January 4, 2006

Exhibit 10.2

Employment Agreement by and between the Company and Charles Lesser dated January 4, 2006

Exhibit 10.3

Employment Agreement by and between the Company and Kymberly Lubell dated January 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRUE RELIGION APPAREL, INC.

Date: January 6, 2006	By:	/s/ Charles Lesser

Name: Charles Lesser
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement by and between the Company and Jeffrey Lubell dated January 4, 2006

10.2	Employment Agreement by and between the Company and Charles Lesser dated January 4, 2006

10.3	Employment Agreement by and between the Company and Kymberly Lubell dated January 4, 2006